Phone:    609-375-2850
www.PhytoMedical.com

Greg Wujek

PhytoMedical Technologies, Inc.

100 Overlook Drive

2nd  Floor

Princeton, NJ 08540

News Release

PhytoMedical’s Patented Anti-Cancer Compound Eradicates Tumor in Successful In-Vivo Tests Against Human Brain Cancer

PhytoMedical’s compound for difficult-to-treat human brain cancer reveals case of “tumor cured”; demonstrates prolonged survival rates, enhanced chemotherapeutic effect, and inhibited growth of SF295 human glioblastoma.

Princeton, NJ – February 03, 2009 – PhytoMedical Technologies, Inc. (OTCBB: PYTO) (FWB: ET6), today announced favorable results from recent in vivo efficacy and toxicity tests where the Company’s patented anti-cancer compound was administered to specimens with difficult-to-treat human brain cancer (SF295 glioblastoma xenografts) and, according to researchers, proved to be least toxic and extremely effective in controlling the growth of SF295 human glioblastoma xenografts.

In all cases where specimens were treated for human glioblastoma brain cancer using PhytoMedical’s patented compound, researchers reported: a significant reduction in tumor size; prolonged lifespan of 46%-plus for the treated group versus the control group; notably enhanced chemotherapeutic effect of the compound;  and even observed “tumor cured” in one of the specimens with the deadly glioblastoma cancer.

Interpreting the data collected from these important efficacy and toxicity tests, researchers favorably surmised that PhytoMedical’s anti-cancer compound may “…have its selectivity in killing SF295 human glioblastoma cells.”  In contrast, broad anti-cancer treatments may be less effective and carry greater risks and side-effects than compounds with the key ability to selectively target and kill specific cancer cells -- an important consideration for the treatment of cancers in vital organs such as the brain, where glioblastoma is exhibited.

Glioblastoma is the most common and aggressive form of brain cancer, and is often highly-resistant to chemotherapy and other conventional treatments, meaning there is no current cure.  Additionally, surgical removal such as complete resection of the tumor in combination with the most current and aggressive treatments continues to result in low survival rates.

“There’s little doubt that glioblastoma brain cancer is a difficult-to-treat cancer, yet our test results have been highly-favorable.  I am elated by the results of our latest phase of efficacy and toxicity tests.  The fact that one of the test specimens exhibited tumor cured with no negative side-effects is groundbreaking and especially encouraging,” stated Mr. Greg Wujek, President and CEO of PhytoMedical Technologies, Inc.  “From here we continue to build on our early success and move to the next phase of development with bolstered confidence.”

“We’re now reviewing our formulation options and very much look forward to continuing our anti-cancer drug development with the hope of producing an effective treatment option against glioblastoma, a deadly disease.” The median survival time from the time of glioblastoma diagnosis for patients without treatment is 3 months.  Currently, as few as 1 in 20 patients will survive beyond 36 months, and only 1 in 5,000 will survive for decades.

PhytoMedical’s Cancer Research: Killing Cancer’s DNA

Led by Dartmouth College researcher, Dr. Gordon Gribble, PhytoMedical is developing a novel class of patented anti-cancer agents that have a ‘cytotoxic’ or poisonous affinity for cancer cells and are designed to bind more tightly to cancer cell DNA than many conventional anticancer drugs by a process called bis-intercalation or “double binding,” much like a molecular staple. Because the DNA is the blueprint of life for the cancer cell, such binding stops the replication of the DNA, which prevents the growth of the cancer cell and it dies.

DNA is present in the nucleus of every cell of all living organisms, which are constantly dividing through a process in which the DNA in the nucleus of the original cell replicates itself to be present in the nuclei of the two new (“daughter”) cells. If this replication cannot occur, the cell will die and the organism will eventually stop growing and die. Cancer is characterized by the development of abnormal cells that divide uncontrollably and have the ability to infiltrate and destroy normal body tissue.

At present, anticancer molecules designed to block the replication of DNA do so through “intercalation,” a mechanism in which the drug inserts itself between one set of adjacent base pairs of the DNA. PhytoMedical believes a more effective anticancer strategy is to design molecules (“bis-intercalators”) that can intercalate simultaneously at two DNA sites, thus further increasing the binding between the drug and the DNA of specific cancer cells in order to stop their replication and ultimately resulting in the death of the cancer cell.

This compound is derived from anti-cancer agents, claimed in Dartmouth United States Patent  patent No.: 6,187,787, for which PhytoMedical holds an exclusive license. "These promising results are an eloquent testimony to the importance of academic collaboration with industry leading to the development of products beneficial to the society," said Alla Kan, Director of Dartmouth's Technology Transfer Office.

About PhytoMedical Technologies, Inc.

PhytoMedical Technologies, Inc. (OTCBB: PYTO; Frankfurt Stock Exchange: ET6), together with its wholly owned subsidiaries, is a pharmaceutical company focused on research, development and commercialization of pharmaceutical products.

For additional information, please visit www.PhytoMedical.com

To receive future press releases via email, please: visit: http://www.phytomedical.com/investors.php

To view the full HTML text of this release, please visit:
http://www.phytomedical.com/IR/PressReleases/20090203-1.html

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our ongoing research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that PhytoMedical will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.   Securities & Exchange Commission at http://www.sec.gov.   The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.